SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 9, 2015
Date of Report (Date of Earliest Event Reported)

DUPONT FABROS TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-33748 (Commission File Number)	20 - 8718331 (I.R.S. Employer Identification No.)

1212 New York Avenue, N.W., Suite 900
Washington, D.C. 20005
(Address of Principal Executive Offices) (Zip Code)
(202) 728-0044
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Board of Directors (the “Board”) of DuPont Fabros Technology, Inc. (the “Company”) regularly reviews the corporate governance practices and policies of the Company and modifies the Company’s corporate governance practices and policies as the Board deems appropriate and in the best interests of the Company and its stockholders, or as required by applicable laws and regulations. In connection with its review of the Company’s corporate governance practices and policies, the Board has resolved to opt out of sections 3-803, 3-804(a), 3-804(b) and 3-805 of the Maryland General Corporation Law (the “MGCL”), commonly referred to as the Maryland Unsolicited Takeover Act. The Board further resolved that it will not repeal the resolutions unless the repeal is approved by the affirmative vote of stockholders holding a majority of the votes cast on the matter. As a result, unless it obtains stockholder approval to do so in the future, the Board may not elect to cause the Company to be subject to any or all of the following provisions of the Maryland Unsolicited Takeover Act:

•	Mandatory classification of the board of directors into three classes;

•	Requiring the affirmative vote of two-thirds of the votes cast in the election of directors generally to remove a director;

•	Limiting the number of directors to be fixed only by vote of the board of directors; and

•	Requiring that a special meeting may only be called by a request of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting.
The resolutions adopted by the Board are set forth below and, on December 9, 2015, the Company filed Articles Supplementary to its Articles of Amendment and Restatement of Incorporation (the “Articles of Incorporation”), attached hereto as Exhibit 3.1, with the State Department of Assessments and Taxation of Maryland.
RESOLVED, that, pursuant to Section 3-802(c) of the MGCL, the Company is hereby prohibited from electing to be subject to Section 3-803 of the MGCL, and further provided that the foregoing prohibition may not be repealed unless the repeal of such prohibition is approved by the stockholders of the Company by the affirmative vote of at least a majority of the votes cast on the matter by stockholders entitled to vote on such matter;
RESOLVED, that, pursuant to Section 3-802(c) of the MGCL, the Company is hereby prohibited from electing to be subject to Sections 3-804(a) and 3-804(b) of the MGCL, and further provided that the foregoing prohibition may not be repealed unless the repeal of such prohibition is approved by the stockholders of the Company by the affirmative vote of at least a majority of the votes cast on the matter by stockholders entitled to vote on such matter;
RESOLVED, that, pursuant to Section 3-802(c) of the MGCL, the Company is hereby prohibited from electing to be subject to Section 3-805 of the MGCL, and further provided that the foregoing prohibition may not be repealed unless the repeal of such prohibition is approved by the stockholders of the Company by the affirmative vote of at least a majority of the votes cast on the matter by stockholders entitled to vote on such matter.
The foregoing summary of the Articles Supplementary is qualified in its entirety by reference to the text of the Articles Supplementary, filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Articles Supplementary to Articles of Amendment and Restatement of Incorporation of DuPont Fabros Technology, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT FABROS TECHNOLOGY, INC.

December 10, 2015	/s/ Richard A. Montfort, Jr.
Richard A. Montfort, Jr.

Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles Supplementary to Articles of Amendment and Restatement of Incorporation of DuPont Fabros Technology, Inc.